================================================================================
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                  New Era Fund
--------------------------------------------------------------------------------
                                December 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
New Era Fund
------------
     * Stocks fell sharply in a turbulent year marked by a severe technology correction and rising energy prices.
     * The fund posted excellent results for both the six months and year, outperforming the broad market indices for both periods.
     * Strong performance by energy stocks -- the major fund sector -- boosted returns.
     * We increased the fund's emphasis on the energy service sector, adding several new positions.
     * Stock selection, focusing on the best-managed companies, will be key in the months ahead.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     After five years of 20%-plus returns, the stock market ran out of steam, declining more than 9% in 2000. Your fund outperformed the broader market as energy stocks responded to very strong commodity prices and the resultant higher levels of profitability for the industry.

     Overall,   it  was  a   turbulent   year  in  which  the   technology   and
telecommunications industries failed to meet the aggressive expectations of investors and energy prices rose dramatically from the depths of 1998 due to colder weather and the actions of OPEC. The tech debacle caused investors to rethink the attraction of "growth at any price" and rediscover value as an important criterion for investment. The Internet stock bubble was symptomatic of an overvalued stock market, and its deflation destroyed considerable wealth, which had helped drive the economy's rapid growth. The energy price spike was largely a function of the industry's insufficient reinvestment in oil and natural gas production capacity. Equity capital that had been required for reinvestment in energy had, to some degree, been diverted to the more glamorous dot-coms.

     ***********************************************************************

            PERFORMANCE COMPARISON
            ----------------------
            Periods Ended 12/31/00        6 Months      12 Months
            ----------------------        --------      ---------
            New Era Fund                   14.09%         20.37%
            S&P 500 Stock Index            -8.72          -9.11
            Lipper Natural Resources
            Funds Average                  12.48          29.72

     ***********************************************************************

     Your fund performed significantly better than the market for the year ended December 31, 2000, returning 20.37% versus the S&P 500 Stock Index's -9.11%. In the second half of the year the fund gained 14.09% while the market lost 8.72%. Results for the year reflected strong performance of our largest sector, energy. During the past six months all of the natural resource sectors performed well with the exception of precious metals stocks. Given the fund's lower relative concentration in energy than "pure" natural resources funds, New Era lagged its competitors in the Lipper Natural Resources Average for the year as a whole, but exceeded the peer group in the second half due to improvement in the resource sectors other than energy.

YEAR-END DISTRIBUTIONS
----------------------
     On December 12, 2000, your Board of Directors declared an income dividend of $0.29 per share, a long-term capital gain of $1.22 per share, and a short-term capital gain of $0.29 per share, payable on December 14. You should have received your check or confirmation reflecting these payments, as well as Form 1099-DIV summarizing this information for 2000 tax purposes.

ECONOMIC REVIEW
---------------
     The Federal Reserve's efforts to slow the economy began to bear fruit as the year came to a close. Compounding the effects of monetary medicine were rising consumer energy bills, the result of higher prices and considerably colder weather than in the previous three years. This extra burden resulted in both a reduced pace of retail sales as consumers retrenched and weakness in certain segments of the industrial economy as profit margins compressed.
Unemployment also began to nudge up, with sectors in both the Old and New Economy experiencing layoffs.

     The stock market decline also led to a "negative wealth effect," further accentuating the weakness in consumer spending. In addition, capital spending on technology slowed as funding for Internet ventures dried up, the pace of computer sales to consumers and corporations subsided, and it became apparent that telecommunications infrastructure had been overbuilt. These factors, combined with the Fed's interest rate hikes, slowed the economy -- perhaps too abruptly -- and raised recession fears.

     Disappointment in corporate profits in the fourth quarter was a function of both slower revenue growth as consumer and corporate spending tapered off and a modest acceleration in costs. The recent business cycle was characterized by strong productivity growth that offset modestly higher labor costs. Now, however, the ongoing impact of productivity appears to be diminishing, leading to disappointing earnings in basic industry. Higher energy costs compounded the effect of rising labor costs, squeezing fourth-quarter profits and stalling the economy, at least temporarily. Several industries reduced production rather than lose money during this period.

     In Europe, sharply higher oil prices, magnified by the decline in the euro, hampered growth. The central bank raised interest rates to defend the currency, heightening economic weakness in the region. However, progress has been made on tax reform in Germany, and its neighbors appear to be making efforts to improve the climate for investment. Even France is considering ways to promote equity investment by its citizens through pension funds. Toward the end of the year, the declining price of oil and other factors led to a strong rally in the euro.

     In Asia, recovery may be in jeopardy, which could result in weaker commodity prices. Reforms have come too slowly, stock markets have performed poorly, and energy costs have risen dramatically. The global central bank tightenings that took place over the last year also reduced capital available to the area. Growth in the area's energy consumption is critical to the relative strength in the price of oil, as seen during the regional recession in 1998. The strength or weakness in most other resource commodities also tends to depend on growth in emerging markets, particularly those of Asia.

PORTFOLIO MANAGEMENT
--------------------


   **************************************************************************

        Industry Diversification pie chart showing the following slices;
        ----------------------------------------------------------------
                        Reserves and Others            8%
                        Non-Resources                  4%
                        Energy                        60%
                        Metals and Mining              8%
                        Precious Metals                3%
                        Forest Products                6%
                        Diversified Resources          6%
                        Building and Real Estate       5%

   **************************************************************************

     Once again energy stocks were standout performers in the portfolio, particularly producers and the energy service industry, whose profits and prospects are most leveraged to commodity prices. Domestic and international integrated oil stocks also outperformed the market. The price of domestic natural gas soared: new electricity demand and cold winter weather caught the industry supply-constrained as drilling efforts had waned over the last few years. OPEC showed unusual discipline over the oil market, maintaining a high oil price with only gradual production increases. The lack of drilling worldwide has also restrained the ability of producers outside of OPEC to help supply the market with crude oil.

     The other industry contributing to performance this year was real estate, which continued to recover from a difficult market in 1999. The remaining resource industries generally underperformed due to the slowing economy and the lack of pricing power. There were some bright spots, however, such as the paper industry, where three of our holdings were acquired this past year.

     As the fund increased its emphasis on the energy service sector, we added several new positions, including Transocean Sedco Forex, the largest operator of deepwater drilling equipment, and Santa Fe International, owner of one of the most modern offshore fleets, and built up our position in Diamond Offshore Drilling. An increasing proportion of new discoveries of petroleum reserves are being found offshore and in deeper waters, and these three companies should benefit from this trend. We also purchased two smaller-capitalization companies during the last six months: Hydril, which focuses on pressure control products and premium downhole connections for the drilling industry, and W-H Energy Services, which specializes in drilling products and well workover services.

     The fund also invested in foreign oil companies, reflecting the opportunities that have arisen from privatization and the need for those companies to streamline operations and improve profitability to com-pete with their Western counterparts. Companies added include Petroleo Brasileiro (Petrobras), the Brazilian national oil company that dominates the country's prolific Campos Basin, and Repsol, the Spanish oil company with a significant presence in South America. We also purchased Corus Group, a British steel maker that benefited late in the year as the euro recovered.

OUTLOOK
-------
     The primary risk for equities is that the negative wealth effect, combined with the higher level of interest rates, might lead to a recession. A recession -- or even a dramatic slowdown -- would also hurt emerging economies. High prices for energy and tighter credit have already caused the stock markets of several emerging economies to plunge, and a recession would likely result in weaker commodity prices, including energy, as in 1998. The Fed's surprise interest rate cut in early January 2001 should reduce this risk, however. At the same time, energy price inflation and the impact of severe weather should abate, leading to a gradual improvement in corporate profits as cost pressures subside and reviving consumer confidence leads to a better retail environment.

     The strength in the oil market will be tested as OPEC tries to cut its production to accommodate lower seasonal requirements and slowing global demand growth due to conservation. The cartel should be successful, but the price of oil is still likely to decline from the current level. In this situation, energy companies will have to grow earnings by investing in increased production and through share repurchases. Since weaker managements will not have the impact of rising energy prices bailing them out of poor reinvestment decisions, selectivity and concentration on the best-managed companies will be even more important. In that regard, the process of separating the wheat from the chaff is under way, and your fund is well positioned for that environment.

Respectfully submitted,

/s/

Charles M. Ober

President of the fund and chairman of its Investment Advisory Committee January 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

================================================================================
T. Rowe Price New Era Fund
--------------------------

    Portfolio Highlights

    TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                     12/31/00
-------------------------------------------------------------------------------
  Exxon Mobil                                                            4.2%
-------------------------------------------------------------------------------
  Wal-Mart                                                               3.6
-------------------------------------------------------------------------------
  Schlumberger                                                           3.3
-------------------------------------------------------------------------------
  Royal Dutch Petroleum                                                  3.1
-------------------------------------------------------------------------------
  USX-Marathon                                                           2.7
-------------------------------------------------------------------------------
  Anadarko Petroleum                                                     2.6
-------------------------------------------------------------------------------
  BP Amoco                                                               2.3
-------------------------------------------------------------------------------

  TotalFinaElf                                                           2.1
-------------------------------------------------------------------------------
  Baker Hughes                                                           2.0
-------------------------------------------------------------------------------
  Ocean Energy                                                           1.8
-------------------------------------------------------------------------------
  Cooper Cameron                                                         1.8
-------------------------------------------------------------------------------
  Burlington Resources                                                   1.6
-------------------------------------------------------------------------------
  Coflexip                                                               1.6
-------------------------------------------------------------------------------
  Phelps Dodge                                                           1.5
-------------------------------------------------------------------------------
  Chevron                                                                1.5
-------------------------------------------------------------------------------
  Devon Energy                                                           1.5
-------------------------------------------------------------------------------
  Unocal                                                                 1.5
-------------------------------------------------------------------------------
  Halliburton                                                            1.4
-------------------------------------------------------------------------------
  Newmont Mining                                                         1.4
-------------------------------------------------------------------------------
  Packaging Corp. of America                                             1.4
-------------------------------------------------------------------------------
  EOG Resources                                                          1.4
-------------------------------------------------------------------------------
  Diamond Offshore Drilling                                              1.3
-------------------------------------------------------------------------------
  Arch Coal                                                              1.3
-------------------------------------------------------------------------------
  Murphy Oil                                                             1.3
-------------------------------------------------------------------------------
  Tidewater                                                              1.3
-------------------------------------------------------------------------------
  Total                                                                 49.5%

  Note: Table excludes reserves.

================================================================================

T. Rowe Price New Era Fund
--------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

6 Months Ended 12/31/00

TEN LARGEST PURCHASES
---------------------
Corus Group *
Transocean Sedco Forex *
W-H Energy Services *
Hydril *
Repsol *
Massey Energy *
Petroleo Brasileiro (Petrobras) *
Diamond Offshore Drilling
Cousins Properties *
Georgia-Pacific

TEN LARGEST SALES
-----------------
Fort James ***
Vastar Resources **
Anadarko Petroleum
Mitchell Energy & Development
Kimberly-Clark
Southdown **
Amerada Hess
Tyco International **
Burlington Northern Santa Fe
Great Lakes Chemical **

      *    Position added
     **    Position eliminated
    ***    Merged into Georgia-Pacific

================================================================================

T. Rowe Price New Era Fund
--------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                  Lipper Natural Resources
                 S&P 500 Index           Funds Average         New Era Fund
12/31/90             10000                   10000                 10000
12/31/91             13047                   10135                 11474
12/31/92             14041                   10290                 11712
12/31/93             15456                   12626                 13508
12/31/94             15660                   12340                 14206
12/31/95             21545                   15073                 17156
12/31/96             26491                   19781                 21316
12/31/97             35330                   21112                 23653
12/31/98             45427                   15967                 21316
12/31/99             54985                   21084                 25840
12/31/00             49977                   28127                 31103


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

    Periods Ended 12/31/00          1 Year    3 Years    5 Years    10 Years
    ----------------------          ------    -------    -------    --------
    New Era Fund                    20.37%      9.56%     12.64%     12.02%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Era Fund
--------------------------       For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                                  Year
                                 Ended
                              12/31/00   12/31/99  12/31/98  12/31/97  12/31/96
NET ASSET VALUE
Beginning of period           $  21.80  $   19.78  $  25.95  $  26.06  $  22.65
--------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)    0.31       0.30      0.37      0.40      0.38
  Net realized and
  unrealized gain (loss)          3.99       3.84     (2.97)     2.40      5.12
--------------------------------------------------------------------------------
  Total from
  investment activities           4.30       4.14     (2.60)     2.80      5.50
--------------------------------------------------------------------------------
Distributions
  Net investment income          (0.29)     (0.30)    (0.40)    (0.37)    (0.38)
  Net realized gain              (1.51)     (1.82)    (3.17)    (2.54)    (1.71)
--------------------------------------------------------------------------------
  Total distributions            (1.80)     (2.12)    (3.57)    (2.91)    (2.09)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                 $  24.30  $   21.80  $  19.78  $  25.95  $  26.06

Ratios/Supplemental Data
Total return*                    20.37%     21.22%    (9.88)%   10.96%    24.25%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                0.72%     0.74%     0.75%     0.74%     0.76%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                        1.29%     1.29%     1.27%     1.33%     1.53%
--------------------------------------------------------------------------------
Portfolio turnover rate          28.5%      32.5%     23.1%     27.5%     28.6%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)                 $ 1,195   $   1,082  $   999   $  1,493  $  1,468
--------------------------------------------------------------------------------

   * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Era Fund
--------------------------                                    December 31, 2000

STATEMENT OF NET ASSETS                               Shares/Par        Value
-----------------------                               ----------        -----
In thousands

COMMON STOCKS  97.0%
NATURAL RESOURCE-RELATED  91.6%
Building and Real Estate  5.0%
Archstone Communities Trust, REIT                       259,000   $     6,669
-------------------------------------------------------------------------------
Boston Properties, REIT                                 100,000         4,350
-------------------------------------------------------------------------------
Camden Property Trust, REIT                             178,100         5,966
-------------------------------------------------------------------------------
Catellus Development *                                  390,000         6,825
-------------------------------------------------------------------------------
Cousins Properties, REIT                                210,000         5,867
-------------------------------------------------------------------------------
Equity Office Properties, REIT                           88,441         2,886
-------------------------------------------------------------------------------
Federal Realty Investment Trust, REIT                    72,800         1,383
-------------------------------------------------------------------------------
Reckson Associates Realty, REIT                         350,000         8,772
-------------------------------------------------------------------------------
Rouse, REIT                                             500,000        12,750
-------------------------------------------------------------------------------
Simon Property Group, REIT                              186,400         4,474
-------------------------------------------------------------------------------
                                                                       59,942
-------------------------------------------------------------------------------
Forest Products  6.3%
Bowater                                                 110,000         6,201
-------------------------------------------------------------------------------
Georgia-Pacific                                         163,992         5,104
-------------------------------------------------------------------------------
Georgia-Pacific (Timber Group)                          215,000         6,437
-------------------------------------------------------------------------------
International Paper                                     200,000         8,162
-------------------------------------------------------------------------------
Kimberly-Clark                                          130,000         9,190
-------------------------------------------------------------------------------
Mead                                                    125,000         3,922
-------------------------------------------------------------------------------
Packaging Corp. of America *                          1,028,600        16,586
-------------------------------------------------------------------------------
Potlatch                                                200,000         6,713
-------------------------------------------------------------------------------
Smurfit-Stone Container *                               490,900         7,317
-------------------------------------------------------------------------------
Weyerhaeuser                                            116,000         5,887
-------------------------------------------------------------------------------
                                                                       75,519
-------------------------------------------------------------------------------

Integrated Petroleum - Domestic  8.9%
Amerada Hess                                            200,000        14,613
-------------------------------------------------------------------------------
Conoco (Class B)                                        300,000         8,681
-------------------------------------------------------------------------------
Kerr-McGee                                              139,000         9,304
-------------------------------------------------------------------------------
Murphy Oil                                              250,000        15,109
-------------------------------------------------------------------------------
Occidental Petroleum                                    400,000         9,700
-------------------------------------------------------------------------------

Unocal                                                  450,000   $    17,409
-------------------------------------------------------------------------------
USX-Marathon                                          1,150,000        31,913
-------------------------------------------------------------------------------
                                                                      106,729
-------------------------------------------------------------------------------
Integrated Petroleum - International  15.9%
BP Amoco ADR                                            584,800        27,997
-------------------------------------------------------------------------------
Chevron                                                 210,000        17,732
-------------------------------------------------------------------------------
Exxon Mobil                                             580,000        50,424
-------------------------------------------------------------------------------
Norsk Hydro ADR                                         200,000         8,412
-------------------------------------------------------------------------------
Petroleo Brasileiro (Petrobras) ADR *                   270,000         6,817
-------------------------------------------------------------------------------
Repsol ADR                                              400,000         6,450
-------------------------------------------------------------------------------
Royal Dutch Petroleum                                   618,400        37,452
-------------------------------------------------------------------------------
Texaco                                                  150,000         9,319
-------------------------------------------------------------------------------
TotalFinaElf ADR                                        346,148        25,161
-------------------------------------------------------------------------------
                                                                      189,764
-------------------------------------------------------------------------------
Petroleum Exploration and Production  12.6%
Anadarko Petroleum                                      445,000        31,631
-------------------------------------------------------------------------------
Barrett Resources *                                     150,000         8,522
-------------------------------------------------------------------------------
Burlington Resources                                    380,000        19,190
-------------------------------------------------------------------------------
Canadian Natural Resources (CAD) *                       90,000         2,475
-------------------------------------------------------------------------------
Devon Energy                                            286,550        17,471
-------------------------------------------------------------------------------
EEX *                                                   300,000         1,463
-------------------------------------------------------------------------------
EOG Resources                                           300,000        16,406
-------------------------------------------------------------------------------
Forest Oil *                                             65,000         2,397
-------------------------------------------------------------------------------

Mitchell Energy & Development (Class A)                 230,000        14,087
-------------------------------------------------------------------------------
Nexen                                                   130,000         3,209
-------------------------------------------------------------------------------
Noble Affiliates                                        150,000         6,900
-------------------------------------------------------------------------------
Ocean Energy *                                        1,247,800        21,681
-------------------------------------------------------------------------------
Pogo Producing                                           50,000         1,556
-------------------------------------------------------------------------------
Westport Resources *                                    175,000         3,839
-------------------------------------------------------------------------------
                                                                      150,827
-------------------------------------------------------------------------------
Miscellaneous Energy  0.7%
Niagara Mohawk *                                        490,000         8,177
-------------------------------------------------------------------------------
                                                                        8,177
-------------------------------------------------------------------------------
Energy Services  19.0%
Baker Hughes                                            586,000        24,356
-------------------------------------------------------------------------------
BJ Services *                                           183,200        12,618
-------------------------------------------------------------------------------

Coflexip ADR                                            300,000   $    18,703
-------------------------------------------------------------------------------
Cooper Cameron *                                        321,800        21,259
-------------------------------------------------------------------------------
Diamond Offshore Drilling                               400,000        16,000
-------------------------------------------------------------------------------
Halliburton                                             470,000        17,037
-------------------------------------------------------------------------------
Helmerich & Payne                                       100,000         4,388
-------------------------------------------------------------------------------
Hydril *                                                430,100         7,581
-------------------------------------------------------------------------------
Key Energy Services *                                 1,300,000        13,569
-------------------------------------------------------------------------------
Santa Fe International                                  160,000         5,130
-------------------------------------------------------------------------------
Schlumberger                                            500,000        39,969
-------------------------------------------------------------------------------
Smith International *                                   120,000         8,947
-------------------------------------------------------------------------------
Tidewater                                               340,000        15,087
-------------------------------------------------------------------------------
Transocean Sedco Forex                                  250,000        11,500
-------------------------------------------------------------------------------
W-H Energy Services *                                   560,000        11,025
-------------------------------------------------------------------------------
                                                                      227,169
-------------------------------------------------------------------------------

Precious Metals  3.4%
Barrick Gold                                            270,640         4,433
-------------------------------------------------------------------------------
Battle Mountain Gold *                                1,630,000         2,750
-------------------------------------------------------------------------------
Homestake Mining                                      1,202,630         5,036
-------------------------------------------------------------------------------
Lihir Gold *                                          4,628,000         1,568
-------------------------------------------------------------------------------
Newmont Mining                                          990,359        16,898
-------------------------------------------------------------------------------
Placer Dome                                             956,950         9,211
-------------------------------------------------------------------------------
                                                                       39,896
-------------------------------------------------------------------------------
Non-ferrous Metals  2.6%
Bougainville Copper (EUR) *                           2,030,829           147
-------------------------------------------------------------------------------
Inco *                                                  740,000        12,402
-------------------------------------------------------------------------------
Phelps Dodge                                            320,000        17,860
-------------------------------------------------------------------------------
                                                                       30,409
-------------------------------------------------------------------------------
Diversified Metals  4.8%
Alcoa                                                   431,600        14,459
-------------------------------------------------------------------------------
Allegheny Technologies                                  492,000         7,810
-------------------------------------------------------------------------------
Corus Group (GBP) +                                  13,100,000        13,810
-------------------------------------------------------------------------------
Rio Tinto (GBP)                                         800,000        13,984
-------------------------------------------------------------------------------
USX-U.S. Steel                                          400,000         7,200
-------------------------------------------------------------------------------
                                                                       57,263
-------------------------------------------------------------------------------
Chemicals  4.7%
Dow Chemical                                            370,000   $    13,551
-------------------------------------------------------------------------------
DuPont                                                  245,076        11,840
-------------------------------------------------------------------------------
FMC *                                                   135,000         9,678
-------------------------------------------------------------------------------
Hercules                                                690,000        13,153
-------------------------------------------------------------------------------
Pall                                                    300,000         6,394
-------------------------------------------------------------------------------
W. R. Grace *                                           600,000         1,913
-------------------------------------------------------------------------------
                                                                       56,529
-------------------------------------------------------------------------------

Diversified Resources  6.1%
Arch Coal                                             1,100,000        15,537
-------------------------------------------------------------------------------
Burlington Northern Santa Fe                            150,000         4,247
-------------------------------------------------------------------------------
Cleveland-Cliffs                                        280,000         6,038
-------------------------------------------------------------------------------
IMC Global                                              700,000        10,894
-------------------------------------------------------------------------------
Martin Marietta Materials                               100,000         4,230
-------------------------------------------------------------------------------
Massey Energy                                           689,400         8,790
-------------------------------------------------------------------------------
Norfolk Southern                                        360,000         4,793
-------------------------------------------------------------------------------
Penn Virginia                                           346,800        11,509
-------------------------------------------------------------------------------
Waste Management                                        250,000         6,937
-------------------------------------------------------------------------------
                                                                       72,975
-------------------------------------------------------------------------------
Gas Transmission and Distribution 1.6%
El Paso Energy                                          200,000        14,325
-------------------------------------------------------------------------------
Kinder Morgan                                           100,000         5,219
-------------------------------------------------------------------------------
                                                                       19,544
-------------------------------------------------------------------------------
Total Natural Resource-Related                                      1,094,743
-------------------------------------------------------------------------------
CONSUMER AND SERVICE  3.6%
Merchandising  3.6%
Wal-Mart                                                820,000        43,562
-------------------------------------------------------------------------------
Total Consumer and Service                                             43,562
-------------------------------------------------------------------------------
Total Miscellaneous Common Stocks  1.8%                                21,034
-------------------------------------------------------------------------------

Total Common Stocks (Cost  $753,650)                                1,159,339

CONVERTIBLE PREFERRED STOCKS  0.0%
Western Water (Series C) *                                2,259   $        21
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $2,000)                           21

CONVERTIBLE BONDS  0.2%
Inco, 5.75%, 7/1/04                              $    2,000,000         1,873
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $1,853)                                  1,873

SHORT-TERM INVESTMENTS  2.7%
Money Market Funds  2.7%
Reserve Investment Fund, 6.69% #                     32,631,263        32,631
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $32,631)                           32,631

Total Investments in Securities

99.9% of Net Assets (Cost $790,134)                               $ 1,193,864
Other Assets Less Liabilities                                             736

NET ASSETS                                                        $ 1,194,600
Net Assets Consist of:
Accumulated net realized gain/loss -
  net of distributions                                            $    16,464
Net unrealized gain (loss)                                            403,730
Paid-in-capital applicable to 49,161,103
  shares of $1.00 par value capital stock
  outstanding; 200,000,000 shares authorized                          774,406
-------------------------------------------------------------------------------
NET ASSETS                                                        $ 1,194,600

NET ASSET VALUE PER SHARE                                         $     24.30

     #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust
  CAD  Canadian dollar
  EUR  Euro
  GBP  British sterling

The accompaning notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Era Fund
--------------------------
STATEMENT OF OPERATIONS
-----------------------                                          In thousands
                                                                         Year
                                                                        Ended
                                                                     12/31/00
  Investment Income (Loss)
  Income
    Dividend                                                      $    19,270
    Interest                                                            2,841
------------------------------------------------------------------------------
    Total income                                                       22,111
------------------------------------------------------------------------------
  Expenses
    Investment management                                               6,223
    Shareholder servicing                                               1,432
    Custody and accounting                                                131
    Prospectus and shareholder reports                                     79
    Registration                                                           33
    Legal and audit                                                        12
    Directors                                                               9
    Miscellaneous                                                           7
------------------------------------------------------------------------------
    Total expenses                                                      7,926
    Expenses paid indirectly                                               (5)
------------------------------------------------------------------------------
    Net expenses                                                        7,921
------------------------------------------------------------------------------
  Net investment income (loss)                                         14,190
------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                         76,157
    Foreign currency transactions                                         (80)
------------------------------------------------------------------------------
    Net realized gain (loss)                                           76,077
  Change in net unrealized gain or loss on securities                 115,084
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                             191,161
------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $   205,351

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Era Fund
--------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                                           Year
                                                          Ended
                                                       12/31/00       12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                       $   14,190     $   13,903
  Net realized gain (loss)                               76,077         74,496
  Change in net unrealized gain or loss                 115,084        110,197
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations     205,351        198,596
-------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                 (13,410)       (13,817)
  Net realized gain                                     (69,815)       (83,827)
-------------------------------------------------------------------------------
  Decrease in net assets from distributions             (83,225)       (97,644)
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                           214,104        177,085
  Distributions reinvested                               73,955         86,942
  Shares redeemed                                      (297,840)      (281,288)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                     (9,781)       (17,261)
-------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                       112,345         83,691
Beginning of period                                   1,082,255        998,564
-------------------------------------------------------------------------------
End of period                                        $1,194,600     $1,082,255

*Share information
  Shares sold                                             9,255          7,815
  Distributions reinvested                                3,280          4,097
  Shares redeemed                                       (13,030)       (12,748)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding                (495)          (836)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Era Fund
--------------------------                                    December 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dat es of such transactions. The effect of changes in foreign exchange rates on re alized and unrealized security gains and losses is reflected as a component of such gains and losses. Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $299,360,000 and $378,772,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


    ***********************************************************************

          Undistributed net investment income           $  (1,027,000)
          Undistributed net realized gain                  (6,674,000)
          Paid-in-capital                                   7,701,000

    ***********************************************************************


     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $790,134,000. Net unrealized gain aggregated $403,730,000 at period-end, of which $465,065,000 related to appreciated investments and $61,335,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
----------------------------------
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $547,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,093,000 for the year ended December 31, 2000, of which $110,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Group (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 8% of the outstanding shares of the New Era Fund at December 31, 2000. For the year then ended, the fund was allocated $181,000 of Spectrum expenses, $17,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $2,687,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. Rowe Price New Era Fund
--------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally acceptedin the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2001

================================================================================
T. Rowe Price New Era Fund
--------------------------
    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
    -----------------------------------------------------------

        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included:
        *     $14,676,000 from short-term capital gains
        * $61,813,000 from long-term capital gains, subject to the 20% rate gains category.

        For corporate shareholders, $13,043,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 7 a.m. to midnight ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES
--------------------------
TELE*ACCESS[REGISTRATION MARK]Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

INTERNET. T ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

ACCOUNT SERVICES
----------------
CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*
-------------------
INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

TO  OPEN  AN  ACCOUNT  Call  a  shareholder  service   representative  for  more
information.

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum  Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free  Bond
Maryland Tax-Free Bond
New Jersey Tax-Free  Bond
New York  Tax-Free  Bond
Summit  Municipal  Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY  MARKET FUNDS
-------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Blue Chip Growth  Portfolio
Equity Income  Portfolio
Equity Index 500 Portfolio
Health  Sciences  Portfolio
International  Stock  Portfolio
Limited-Term  Bond Portfolio
Mid-Cap  Growth  Portfolio
New  America  Growth  Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.;
     T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states.
     The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
---------------------------------------
     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES*
------------------
     T. ROWE PRICE RETIREMENT INCOME MANAGERSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES
--------------------
Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
 Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

INSIGHTS REPORTS
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

SOFTWARE PACKAGES
T. Rowe Price Retirement Planning
 AnalyzerTM CD-ROM or diskette $19.95.
 To order, please call 1-800-541-5760.
 Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity AnalyzerTM
 CD-ROM or diskette, free. To order,
 please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE
 ANNUITY (INCOME ACCOUNT)

* Both services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment advisor. The services involve costs.
================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------
     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for
 Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual
 Funds
The Roth IRA: A Review
Tax Information for Mutual Fund
 Investors

INVESTMENT STRATEGIES
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
The Basics of International Stock
 Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income
 Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal
 Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology
 Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
Combining Individual Securities With
 Mutual Funds
Getting Started: An Introduction to
 Individual Securities
What You Should Know About Bonds
What You Should Know About Margin
 and Short-Selling
What You Should Know About Options
What You Should Know About Stocks
================================================================================
T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------

T. ROWE PRICE BROKERAGE IS A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

     INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

     RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

* Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.
================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A
WEEK By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley
Colorado Springs
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        F41-050  12/31/00